SUPPLEMENT TO THE
DAILY MONEY FUNDS
U.S. TREASURY PORTFOLIO - INITIAL CLASS
MONEY MARKET PORTFOLIO - INITIAL CLASS
DAILY TAX-EXEMPT MONEY FUND - INITIAL CLASS
PROSPECTUS
DATED DECEMBER 20, 1996
Effective until January 1, 1997, the following information supplements the information found in the seventh paragraph under the heading "Other Expenses" in the "Breakdown of Expenses" section, on page P-13:
Pursuant to the Plans and effective until January 1, 1997, the Board of Trustees has authorized FDC to compensate third parties at an annual rate of up to 0.38% of average aggregate balances maintained, and, in special circumstances, up to 0.40% of average aggregate balances maintained. This additional 0.02% will be paid to investment professionals who maintain assets in excess of $600 million in a single omnibus account.

SUPPLEMENT TO THE
DAILY MONEY FUND
U.S. TREASURY PORTFOLIO - CLASS B PROSPECTUS
DATED DECEMBER 20, 1996
Effective until January 1, 1997, the following information replaces the similar information in the "Expenses" section, on page P-4:
Class B's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expense" on page P-9).
The following figures are based on historical expenses of Class B and are calculated as a percentage of average net assets of Class B of the fund.
Management fee*                                                       0.22
                                                                          %

12b-1 fee (including    0.25    % Shareholder Service Fee)            1.00
                                                                          %

Other expenses (after reimbursement)                                  0.13
                                                                          %

Total operating expenses                                              1.35
                                                                          %

* THE RATE FOR MANAGEMENT FEES REPRESENTS THE NET RATE RETAINED BY FMR AFTER PAYMENT MADE TO THE DISTRIBUTOR. THE MANAGEMENT FEE BEFORE PAYMENTS
MADE TO THE DISTRIBUTOR BY FMR IS    0.50    %.
EXPENSE TABLE EXAMPLE: You would pay the following expenses, including the maximum front-end sales charge or CDSC, as applicable, on a $1,000 investment, assuming a 5% annual return and either (1) full redemption or
(2) no redemption, at the end of each time period:
If you purchased Class B shares directly in connection with the Program or by exchange from a Fidelity Advisor equity or long-term bond fund.

      1 Year               3                    5                    10
                           Years                Years                Years
                                                                        B

(1)   $    54A             $    73A             $    84A             $    126

(2)   $    14              $    43              $    74              $    126


A REFLECTS DEDUCTION OF APPLICABLE CDSC.
B REFLECTS CONVERSION TO INITIAL CLASS SHARES AFTER SIX YEARS.
If you purchased Class B shares by exchange from a Fidelity Advisor intermediate-term bond fund.

      1 Year               3                    5                   10
                           Years                Years               Years
                                                B

(1)   $    44A             $    53A             $    66             $    109

(2)   $    14              $    43              $    66             $   109


A REFLECTS DEDUCTION OF APPLICABLE CDSC.
B REFLECTS CONVERSION TO INITIAL CLASS SHARES AFTER FOUR YEARS.
THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.
FMR has voluntarily agreed to reimburse Class B to the extent that total
operating expenses exceed    1.35    % of its average net assets. If this
agreement were not in effect, other expenses and total operating expenses, as a percentage of average net assets, of Class B of the fund would have
been,    0.20    % and    1.70    %, respectively. Expenses eligible for
reimbursement do not include interest, taxes, brokerage commissions,    and
    extraordinary expenses.
Effective until January 1, 1997, the following information replaces the similar information under the "Selling Shares in Writing" heading in the "How to Sell Shares" section, on page P-12:
Deliver your letter to your investment professional, or mail it to the following address:
(small solid bullet) If you purchased your shares through a broker-dealer or insurance representative:
 Daily Money Fund:
 U.S. Treasury Portfolio - Class B
 P.O. Box 8302
 Boston, MA 02266-8302
(small solid bullet) If you purchased your shares through a bank representative:
 Fidelity Investments
 P.O. 770002
 Cincinnati, OH 45277-0081